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                                                                    EXHIBIT 10.6

                          STOCK OPTION GRANT NOTICE AND

                             STOCK OPTION AGREEMENT

      Clinical Data, Inc. (the "Company") grants to the holder listed below ("Participant") an option to purchase the number of shares of the Company's common stock, par value $0.01 ("Shares") set forth below (the "Option") under its 2005 Equity Incentive Plan (the "Plan"). The Option is subject to all of the terms and conditions set forth in this Notice and in the Stock Option Agreement attached as Exhibit A (the "Stock Option Agreement") and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

Participant:                  _________________________________________

Grant Date:                   _________________________________________

Total Number of Shares
Subject to the Option:        _________________________________________

Exercise Price per Share:     _________________________________________

Total Exercise Price:         _________________________________________

Expiration Date:              _________________________________________

Type of Option:               Incentive Stock Option / Nonstatutory Stock Option

Vesting Schedule:             _________________________________________

      By signing below, Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or relating to the Option.

__________________________                            __________________________
Company                                               Participant

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                                    EXHIBIT A

                          To Stock Option Grant Notice

                             Stock Option Agreement

      The Company has granted to Participant an option under the Company's 2005 Equity Incentive Plan (the "Plan") to purchase the number of Shares indicated in the attached Stock Option Grant Notice (the "Grant Notice").

                                    ARTICLE 1

                                     General

      1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

      1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference.

                                   ARTICLE 2

                                 Grant of Option

      2.1 Grant of Option. In consideration of Participant's past and/or continued employment with or service to the Company or an Affilate and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "Grant Date"), the Company irrevocably grants to Participant the Option to purchase any part or all of an aggregate of the number of Shares set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement. Unless designated as a Nonstatutory Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

      2.2 Exercise Price. The exercise price of the Shares subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that the price per share of the Shares subject to the Option shall not be less than 100% of the Fair Market Value of a Share on the Grant Date. Notwithstanding the foregoing, if this Option is designated as an Incentive Stock Option and Participant owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any "subsidiary corporation" of the Company or any "parent corporation" of the Company (each within the meaning of Section 424 of the Code), the price per share of the Shares subject to the Option shall not be less than 110% of the Fair Market Value of a Share on the Grant Date.

      2.3 Consideration to the Company. In consideration of the grant of the Option by the Company, Participant agrees to render faithful and efficient services to the Company and its Affiliates. Nothing in the Plan or this Agreement shall confer upon Participant any right to continue in the employ or service of the Company or any Affiliate or shall interfere with or restrict in any way the rights of the Company and its Affiliates, which rights are hereby expressly reserved, to

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discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or its Affiliates and a Participant.

                                    ARTICLE 3

                            Period of Exercisability

      3.1   Commencement of Exercisability.

            (a) Subject to Sections 3.3, 5.7, 5.9, and 5.14, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

            (b) No portion of the Option that has not become vested and exercisable at the date of Participant's Termination of Service shall thereafter become vested and exercisable, except as may be otherwise provided by the Administrator or as set forth in a written agreement between the Company and Participant.

      3.2 Duration of Exercisability. The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

      3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

            (a)   The expiration of ten years from the Grant Date;

            (b) If this Option is designated as an Incentive Stock Option and Participant owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any "subsidiary corporation" of the Company or any "parent corporation" of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the Grant Date;

            (c) The expiration of three months from the date of Participant's Termination of Service, unless such termination occurs by reason of Participant's death, Disability or Participant's discharge for cause;

            (d) The expiration of one year from the date of Participant's Termination of Service by reason of Participant's death or Disability; or

            (e) The date of Participant's Termination of Service by the Company or any of its Affiliates by reason of Participant's discharge for cause;

            (f) Notwithstanding the foregoing, immediately prior to a Change of Control (as defined in Section 5.14 of this Agreement) the

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unvested Options hereunder held by the Participant shall become 100% vested.
Following a Change of Control and following the Participant's subsequent Termination of Service, the Options held by the Participant upon a Change of Control shall expire upon the twelve month anniversary of the consummation of such a Change of Control. Participant acknowledges that an Incentive Stock Option exercised more than three months after Participant's Termination of Employment, other than by reason of death or Disability, will be taxed as a Nonstatutory Stock Option.

      3.4 Special Tax Consequences. Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options, including the Option, are exercisable for the first time by Participant in any calendar year exceeds $100,000, the Option and such other options shall be Nonstatutory Stock Options to the extent necessary to comply with the limitations imposed by Section 422(d) of the Code. Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other Incentive Stock Options into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder.

                                    ARTICLE 4

                               Exercise of Option

      4.1 Person Eligible to Exercise. Except as provided in Sections 5.2(b) and 5.2(c), during the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Participant's personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

      4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

      4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary's office of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

            (a) An Exercise Notice electronically or in writing signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator. Such notice shall be substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator);

            (b) The receipt by the Company of full payment for the Shares with respect to which the Option or portion thereof is exercised, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4;

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            (c)   A bona fide written representation and agreement, in such form as is prescribed by the Administrator, signed by Participant or the other person then entitled to exercise such Option or portion thereof, stating that the Shares are being acquired for Participant's own account, for investment and without any present intention of distributing or reselling said Shares or any of them except as may be permitted under the Securities Act of 1933 (the
"Securities Act") and then applicable rules and regulations thereunder and any other applicable law, and that Participant or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the Shares by such person is contrary to the representation and agreement referred to above. The
Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations and any other applicable law. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of Shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such Shares. Share certificates evidencing Shares issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection
(c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the Shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such Shares; and

            (d) In the event the Option or portion thereof shall be exercised under Section 4.1 by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option.

      4.4 Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Participant:

            (a) by cash, check, or other cash equivalent approved by the Administrator;

            (b) by the tendering of other Shares to the Company or the attestation to the ownership of the Shares that otherwise would be tendered to the Company in exchange for the Company's reducing the number of Shares issuable upon the exercise of the Option. Shares tendered or attested to in exchange for Shares issued under the plan must be held by the Service Provider for at least six months prior to their tender or their attestation to the Company and may not be shares of Restricted Stock at the time they are tendered or attested to. The Administrator shall determine acceptable methods for tendering or attesting to Shares to exercise an Option under the Plan and may impose such limitations and prohibitions on the use of Shares to exercise Options as it deems appropriate. For purposes of determining the amount of the Option price satisfied by tendering or attesting to Shares, such Shares shall be valued at their Fair Market Value on the date of tender or attestation, as applicable; or

            (c) by using such other methods of payment that the Administrator, at its discretion, deems appropriate from time to time.

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      4.5   Conditions to Issuance of Stock Certificates. The Shares deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable.
The Company shall not be required to issue or deliver any Shares purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such Shares to listing on all stock exchanges on which such Shares are then listed;

            (b) The completion of any registration or other qualification of such Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

            (d) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4; and

            (e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

      4.6 Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of the Option unless and until such Shares shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.3 of the Plan.

                                    ARTICLE 5

                                Other Provisions

      5.1 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option.

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      5.2   Option Not Transferable.

            (a) Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Shares underlying the Option have been issued, and all restrictions applicable to such Shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

            (b) Notwithstanding any other provision in this Agreement, with the consent of the Administrator and to the extent the Option is not intended to qualify as an Incentive Stock Option, the Option may be transferred to one or more members of the Participant's immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, or to limited liability companies in which such family members are the only members (each a "Permitted Transferee"), provided that the Permitted Transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and this Option Agreement.

            (c) Unless transferred to a Permitted Transferee in accordance with Section 5.2(b), during the lifetime of Participant, only the Participant may exercise the Option or any portion thereof. Subject to such conditions and procedures as the Administrator may require, a Permitted Transferee may exercise the Option or any portion thereof during Participant's lifetime. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Participant's personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

      5.3   Restrictive Legends and Stop-Transfer Orders.

            (a) The share certificate or certificates evidencing the Shares purchased hereunder shall be endorsed with any legends that may be required by state or federal securities laws.

            (b) Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) Company shall not be required: (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

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      5.4   Shares to Be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Agreement.

      5.5 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company's authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant's signature on the Grant Notice. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to that party.

      5.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      5.7 Stockholder Approval. The Plan will be submitted for approval by the Company's stockholders within twelve months after the date the Plan was initially adopted by the Board. The Option may not be exercised to any extent by anyone prior to the time when the Plan is approved by the stockholders, and if such approval has not been obtained by the end of said twelve month period, the Option shall thereupon be canceled and become null and void.

      5.8 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      5.9 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      5.10 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Participant or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.

      5.11 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in Section 5.2, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

      5.12 Notification of Disposition. If this Option is designated as an Incentive Stock Option, Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares acquired under this Agreement if such disposition or transfer is made (a) within two years

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from the Grant Date with respect to such Shares or (b) within one year after the transfer of such Shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

      5.13 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to
Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      5.14 Change of Control. A Change of Control means the consummation of or entering into by the Company of any agreement, contract, plan or understanding with respect to (i) the merger, consolidation or reorganization of the Company into or with another corporation in a business combination transaction in which the Company is the target of such transaction (except one in which the holders of capital stock of the Company immediately prior to such merger, consolidation or reorganization continue to beneficially own (within the meaning of Rule 13d-3 of the Exchange Act) at least a majority of the voting power of the capital stock of the surviving corporation), (ii) any sale, lease or transfer of all or substantially all of the capital stock, assets or intellectual property of the Company (except (A) to an entity majority-owned or controlled by the Company or by any of the holders of capital stock of the Company, or (B) in any transaction structured as a spin-off or divestiture of assets or intellectual property of the Company or its subsidiaries ), (iii) any other transaction other than an equity financing transaction or series of related equity financing transactions pursuant to or as a result of which an individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Act) acquires or beneficially owns capital stock of the Company representing a majority of the Company's outstanding voting power, or (iv) a complete or substantial liquidation or dissolution of the Company. In the event of any interpretation of this definition, the Board of Directors of the Company, upon advice of legal counsel, shall have final and conclusive authority, so long as such authority is exercised in good faith. In the event of a Change of Control, the Company, the Board, or the board of directors of any corporation assuming the obligations of the Company may, in its discretion, take any one or more of the following actions:

            (a) provide that the Option shall be assumed, or an equivalent option shall be substituted, by the acquiring or succeeding corporation (or its Affiliate);

            (b) upon written notice to the Participant, provide that any unexercised portion of the Option will terminate immediately prior to the consummation of the Change of Control, unless exercised by the Participant within a specified period following the date of such notice;

            (c) terminate the Option in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to the Option (to the extent then exercisable) over the exercise price thereof;

            (d) terminate the Option in exchange for the right to participate in any stock option or other employee benefit plan of any successor corporation (giving proper credit for the

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portion of the Option, which has otherwise vested and become exercisable prior to any such Change of Control;

            (e) in the event of a merger under the terms of which holders of Shares will receive upon consummation thereof a cash payment for each Share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participant equal to the difference between (x) the Merger Price times the number of Shares subject to the Option (to the extent then exercisable at prices not in excess of the Merger Price) and (y) the aggregate exercise price of the Option in exchange for the termination of the Option; or

            (f) provide that the Option shall become exercisable in full immediately prior to such Change of Control.

      5.15 Entire Agreement. The Plan and this Agreement (including all Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

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                                    EXHIBIT B

                          To Stock Option Grant Notice

                             Form of Exercise Notice

      Effective as of today, _____________, 20__, the undersigned ("Participant") hereby elects to exercise Participant's option to purchase the number of shares of common stock specified below (the "Shares") of Clinical Data Inc., a Delaware corporation (the "Company"), under and pursuant to the 2005 Equity Incentive Plan (the "Plan") and the Stock Option Grant Notice and Stock Option Agreement dated as of (the "Option Agreement"). Capitalized terms used herein without definition shall have the meanings given in the Plan and, if not defined in the Plan, the Option Agreement.

Grant Date:                                        _____________________________

Number of Shares as to which Option is Exercised:  _____________________________

Exercise Price per Share:                          _____________________________

Total Exercise Price:                              _____________________________

Certificate to be issued in name of:               _____________________________

Payment delivered:                                 $ ___________________________
(Representing herewith: the full exercise price for the Shares, as well as any applicable withholding tax)

Form of Payment:
                                                   _____________________________
                                                   (Please Specify)

Type of Option:  [  ] Incentive Stock Option       [ ] Nonstatutory Stock Option

      Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement. Participant agrees to abide by and be bound by their terms and conditions. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

By: ________________________________           Accepted: _______________________
    [_______________________________]                 By: ______________________

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